UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2006

Orchid Cellmark Inc.

(Exact name of the registrant as specified in its charter)

Delaware	000-30267	22-3392819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4390 US Route One, Princeton, NJ 08540

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (609) 750-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On June 22, 2006, the Registrant issued a press release to report its financial results for the quarter ended March 30, 2006. A copy of the press release is furnished pursuant to this Item 2.02 as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01.	Other Events.

As previously disclosed, on April 3, 2006, the Registrant received notification from The Nasdaq Stock Market (“Nasdaq”) that the Registrant’s securities would be delisted from The Nasdaq National Market at the opening of business on April 12, 2006 due to the fact that the Registrant had not filed its Annual Report on Form 10-K for the year ended December 31, 2005. Under the Nasdaq’s Marketplace Rule 4310(c)(14), the Registrant must file all reports it is required to file with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended, with the Nasdaq on a timely basis. The Registrant requested a hearing before the Nasdaq Listing Qualifications Panel (the “Panel”) to appeal the delisting notice. This request stayed the delisting pending the outcome of a hearing by the Panel. The hearing before the Panel was held on April 27, 2006. At the hearing, the Registrant informed the Panel that it did not expect to file its Quarterly Report on Form 10-Q for the period ended March 31, 2006 by the required deadline.

On May 16, 2006, the Registrant received an additional notification from Nasdaq that the Registrant’s failure to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 in accordance with Nasdaq’s Marketplace Rule 4310(c)(14) would serve as an additional basis for delisting the Registrant’s securities from the Nasdaq.

On May 24, 2006, the Registrant filed its Annual Report on Form 10-K for the year ended December 31, 2005 with the SEC.

On June 9, 2006, the Registrant received notification that the Panel had granted the Registrant’s request for continued listing on The Nasdaq National Market, subject to several conditions, including the condition that the Registrant file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 with the SEC on or before June 30, 2006. The Registrant expects to file this Quarterly Report within this timeframe.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated June 22, 2006

This press release is being furnished pursuant to Item 9.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

Date: June 22, 2006	By:	/s/ Warren T. Meltzer
Name: Warren T. Meltzer
Title: Vice President—Law and
General Counsel